Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Peter-Mark Vogel, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

the quarterly report on Form 10-Q of MNP Petroleum Corporation for the period ended March 31, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MNP Petroleum Corporation.

Date: May 20, 2015

/s/ Peter-Mark Vogel
Peter-Mark Vogel
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)